UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2013

Tessera Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On February 22, 2013, Tessera Technologies, Inc. (the “Company”) received a letter from John B. Goodrich and Kevin G. Rivette (the “Letter”) stating that they would each resign from the Company’s Board of Directors (the “Board”), effective March 1, 2013, if Robert J. Boehlke, chairman of the Board, has not resigned as a member of the Board as of that date. Mr. Boehlke has informed the Company in writing that he does not intend to resign. Accordingly, the Company expects that the resignations of Messrs. Goodrich and Rivette will take effect on March 1, 2013. Mr. Goodrich, 71, has been a member of the board of directors since August 2001. Mr. Goodrich is a member of the Audit Committee and the chairman of the Nominating Committee. Mr. Rivette, 56, has been a member of the board of directors since March 2011. Mr. Rivette, a non-independent director, is not a member of any committee of the board of directors.

As described in the Letter, Messrs. Goodrich and Rivette have decided to resign due to their disagreement with the approach Mr. Boehlke has taken with respect to the Company and the Board, asserting, among other things, that Mr. Boehlke “has arrogated to himself necessary board review and guidance of management” and that his actions have “prevented the Board from meeting its required standards of performance and returning value to shareholders.” The Company does not endorse or support the criticisms set forth in the Letter. The foregoing description is qualified in its entirety by reference to the text of the Letter, a copy of which is attached hereto as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On February 25, 2013 the Company issued a press release regarding the Letter, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

The press release issued regarding the Letter is hereby incorporated by reference into this Item 8.01 and may be deemed to constitute solicitation material under Rule 14a-12 of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1	Letter from Messrs. Goodrich and Rivette, dated February 22, 2013

99.1	Press Release, dated February 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2013

TESSERA TECHNOLOGIES, INC.

By:	/S/ C. RICHARD NEELY, JR.
Name:	C. Richard Neely, Jr.
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

17.1	Letter from Messrs. Goodrich and Rivette, dated February 22, 2013

99.1	Press Release, dated February 25, 2013